UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 11, 2012

VECTOR GROUP LTD.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-5759	65-0949535
(Commission File Number)	(I.R.S. Employer Identification No.)

100 S.E. Second Street, Miami, Florida	33131
(Address of Principal Executive Offices)	(Zip Code)

(305) 579-8000
(Registrant’s Telephone Number, Including Area Code)

(Not Applicable)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report
Item 8.01. Other Events.

On December 11, 2012, the Compensation Committee of the Board of Directors of Vector Group Ltd. (the “Corporation”) approved an acceleration of the vesting to December 11, 2012 of an aggregate of 243,101 shares of restricted stock (the “Award Shares”) that were previously awarded to Howard M. Lorber, the Corporation's President and Chief Executive Officer. The Award Shares had been granted under a Restricted Share Award Agreement between the Corporation and Mr. Lorber, dated April 7, 2009 (the “Award Agreement”), and were previously scheduled to vest in equal parts on September 15, 2013 and September 15, 2014. In accordance with the terms of the Award Agreement, Mr. Lorber will also receive upon vesting all accrued and unpaid dividends on the Award Shares (the “Accrued Dividends”).
In connection with, and as a condition to, the acceleration of the vesting schedule, Mr. Lorber entered into an Amendment to the Award Agreement (the "Amendment") and an Agreement (the “Agreement”) with the Corporation, effective as of December 11, 2012. Pursuant to the Agreement, Mr. Lorber agreed, in the event his employment with the Corporation terminates prior to September 15, 2014, to repay to the Corporation, in either shares of the Corporation's common stock or cash, the fair market value on the termination date of that portion of the Award Shares that he would have otherwise had to forfeit under the Award Agreement had the vesting of the Award Shares not been accelerated, plus cash in the amount of any Accrued Dividends and any additional dividends declared on such shares. The Compensation Committee approved the Agreement and the Amendment on December 11, 2012.
The foregoing description of the Agreement and Amendment is summary in nature and is qualified in its entirety by reference to the Agreement and Amendment, copies of which are attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
10.1	Agreement, effective as of December 11, 2012, by and between Vector Group Ltd. and Howard M. Lorber.
10.2	Amendment, effective as of December 11, 2012, to the Restricted Share Award Agreement, dated as of April 7, 2009, by and between Vector Group Ltd. and Howard M. Lorber

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTOR GROUP LTD.

By:	/s/ J. Bryant Kirkland III
J. Bryant Kirkland III
Vice President, Treasurer and Chief Financial Officer
Date: December 14, 2012

Exhibit Index

Exhibit No.	Description
10.1	Agreement, effective as of December 11, 2012, by and between Vector Group Ltd. and Howard M. Lorber.
10.2	Amendment, effective as of December 11, 2012, to the Restricted Share Award Agreement, dated as of April 7, 2009, by and between Vector Group Ltd. and Howard M. Lorber